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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 7, 2001

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                                  MONEYZONE.COM

             (Exact Name Of Registrant As Specified In Its Charter)

                      -----------------------------------


              NEVADA                       0-25022               72-1148906
(State Or Other Jurisdiction Of    (Commission File Number)    (IRS Employer
 Incorporation Or Organization)                              Identification No.)


                         6000 Fairview Road, Suite 1410
                         Charlotte, North Carolina 28210
              (Address of principal executive offices) (Zip Code)

                                 (704) 522-1410
              (Registrant's telephone number, including area code)

                        8701 Red Oak Boulevard, Suite 100
                         Charlotte, North Carolina 28217
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     On January 16, 2001, the holder of the MoneyZone.com Convertible Debenture Purchase and Exchange Agreement ("MoneyZone Convertible Debenture") surrendered it to Global Capital Partners Inc. in exchange for a 5% Convertible Debenture issued by Global Capital Partners Inc ("GCAP"). On March 7, 2001, GCAP and the Company entered into an Agreement ("Agreement") regarding the conversion of the MoneyZone Convertible Debenture and the acquisition of certain assets of the Company by GCAP.

     Under the terms of the MoneyZone Convertible Debenture, Global Capital Partners Inc. was entitled to receive 9,886,236 shares of MoneyZone.com common stock. Under the terms of the Agreement, Global Capital Partners, Inc. converted the Debenture into 8,448,990 shares of MoneyZone.com's common stock. The remaining 1,437,246 shares due to Global Capital Partners, Inc. were exchanged for the transfer and delivery to Global Capital Partners, Inc. of all of the assets of MoneyZone.com, including without limitation, domain names, trademarks, loan processing software, logos and designs, and furniture and equipment.

     On March 12, 2001, MoneyZone.com ("the Company") announced that it is (i) effecting a reverse stock split (the "Reverse Stock Split") of the Company's outstanding common stock, par value $.001 per share, to become effective at 5:00 p.m. on March 30, 2001, by issuing one newly issued share of common stock for each 150 shares of the Company's presently issued and outstanding common stock; and (ii) after effecting the Reverse Stock Split, increasing the number of authorized shares from 20,000,000 shares to 50,000,000 shares

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

              (2.1)  Press Release of the Company dated March 20, 2001.
              (2.2) Letter Agreement between MoneyZone.com and Global Capital Partners Inc. dated as of March 7, 2001.









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         MONEYZONE.COM
                         (Registrant)

By:                 /s/ Randall F. Greene
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                      Randall F. Greene
            Chief Executive Officer and President

Dated:  March 20, 2001
























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